UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 10, 2012

KALLISTO VENTURES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54127
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

c/o CENTURYTOUCH LTD.

Tudor House Mews, Westgate,

Grantham, Lincolnshire.

NG31 6LU, UK

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(44) 01476 562706

(ISSUER TELEPHONE NUMBER)

2000 Hamilton Street, #943

Philadelphia, PA 19130

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 10, 2012, William Tay of 2000 Hamilton Street, #943, Philadelphia, PA 19130, the sole shareholder of Kallisto Ventures, Inc. (the “Registrant” or “Company”), entered into a Share Purchase Agreement (the “Agreement”) with CENTURYTOUCH LTD., of Tudor House Mews, Westgate, Grantham, Lincolnshire, U.K., NG31 6LU. Pursuant to the Agreement, Mr. Tay transferred to CENTURYTOUCH LTD. 31,390,000 shares of our common stock which represents all of our issued and outstanding shares in consideration of $69,990.

The description of the material terms of the aforementioned Agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

Item 5.01 Change in Control of Registrant.

On April 12, 2012, Mr. Tay, the sole shareholder of Kallisto Ventures, Inc., consummated a sale of 31,390,000 shares of our common stock to CENTURYTOUCH LTD. for an aggregate purchase price of $69,990. Following the closing of the share purchase transaction, CENTURYTOUCH LTD. owns a 100% interest in the issued and outstanding shares of our common stock. Dr. Eric Yew Kee WONG is the controlling shareholder of CENTURYTOUCH LTD.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On April 12, 2012, Mr. Tay resigned as our President, Secretary, Treasurer and Director, such resignation is to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On April 12, 2012, Dr. Eric Yew Kee WONG was appointed as a Director, President, Secretary and Treasurer, to hold such office ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

Dr. Eric Yew Kee WONG, Age 39, President, Secretary, Treasurer and Director

Background of Dr. Eric Yew Kee WONG

Dr. Eric Yew Kee WONG (Ph.D. & BSc (Hons)), age 39 - Dr. Wong is currently Chairman and Chief Executive Officer of CenturyTouch Ltd., a UK company. Mr. Wong has more than 15 years of experienced in the real estate and financial investment industry. Mr. Wong graduated from The Nottingham Trent University, UK for his BSc (Hons) and Ph.D. in 1995 and 1997. Mr. Wong has worked in multinational corporations in the UK, Malaysia, Hong Kong and Singapore, for the past 15 years.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments at Kallisto Ventures, Inc.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

10.1 Share Purchase Agreement between William Tay and CENTURYTOUCH LTD., dated January 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Kallisto Ventures, Inc.

A Delaware corporation

(the “Registrant”)

/S/ Dr. Eric Yew Kee WONG

By: ________________________________

Name: Dr. Eric Yew Kee WONG

Title: President

Dated: April 12, 2012